SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)          January 16, 2004

NETBANK, Inc.

Georgia	0-22361	58-2224352
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11475 Great Oaks Way Suite 100 Alpharetta, Georgia 30022
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code (770) 343-6006

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits. The following materials are filed as exhibits to this current report:

Exhibit Number	Description of Exhibit

99	NetBank, Inc. Monthly Operating Statistics and Financial Data

Item 12.   Results of Operations and Financial Condition.

On January 16, 2004, NetBank, Inc. (“NetBank”) posted its “Monthly Operating Statistics and Financial Data” report to its Web site.  The report contains select monthly operating results and earnings guidance.  Management discusses the range of quarterly estimates and how the company’ performance is likely to compare based on present conditions.  The report is attached as Exhibit 99 to this report and is incorporated by reference herein.

The information in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NetBank, Inc.
(Registrant)

Date: January 16, 2004	/s/ Steven F. Herbert
(Signature)

Steven F. Herbert
Chief Financial Executive